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                                                                   EXHIBIT 10.35

              SECOND AMENDMENT TO TERM LOAN AND SECURITY AGREEMENT


        PREAMBLE: THIS AMENDMENT, dated as of August ____, 2000 (this "Amendment"), is made and entered into by and among THE GYMBOREE CORPORATION, a Delaware corporation ("Guarantor One"), GYMBOREE MANUFACTURING, INC., a California corporation ("Guarantor Two"; Guarantor One and Guarantor Two each, individually, a "Guarantor" and, collectively, the "Guarantors"), GYMBOREE LOGISTICS PARTNERSHIP, a California general partnership ("Borrower"), and TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation ("Lender").

                                    RECITALS:

        WHEREAS, Guarantors, Borrower and Lender are parties to a certain Term Loan and Security Agreement, dated as of December 29, 1998 (the "Loan Agreement"; capitalized terms used herein and not defined herein have the meanings assigned to them in the Loan Agreement), pursuant to which, as described therein, Lender has made certain term loans to Borrower; and

        WHEREAS, Events of Default have occurred and are continuing under
Section 6.14 of the Loan Agreement, with respect to Guarantor One's fiscal quarter ending July 31, 2000 (collectively, the "Existing Events of Default");

        WHEREAS, Guarantors and Borrower have requested that Lender waive the Existing Events of Default and amend the provisions of Section 6.14 of the Loan Agreement in certain respects and, as an inducement to Lender to do so, have agreed, among other things, to prepay a portion of the Term Loans in the amount of $750,000 and to pay increased rates of interest on the Term Loans in accordance with the provisions hereof;

        WHEREAS, Guarantors, Borrower and Lender wish to enter into this Amendment in order to set forth their mutual agreements in regard to the foregoing matters;

        NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and conditions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1. PREPAYMENT OF TERM LOANS. On the date hereof, Borrower will prepay the Term Loans by an amount equal to $750,000. Such prepayment shall be applied
(a) to the extent of the sum of $172,425, in prepayment of Term Loan A, with such prepayment to be applied to the principal portion of the unpaid installments of principal and interest on Term Loan A set forth in the amortization schedule forming a part of Term Note A, in the inverse order of their respective maturities and (b) to the extent of the sum of $577,575 in prepayment of Term Loan B, with such prepayment to be applied to the balloon payment due under Term Note B on January 1, 2009. No prepayment premium will be payable in connection with such prepayments.

        2. INCREASE IN INTEREST RATE.

               (a) Commencing on the date hereof and except as provided in clauses (b) and (d) below, continuing hereafter until the Term Loans are paid in full, the interest rate payable on

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each Term Loan as set forth in Section 2.3 of the Loan Agreement will be increased to a simple interest rate equal to one percent (1%) per annum in excess of the Fixed Rate applicable to such Term Loan, i.e. the interest rate payable on Term Loan A will be increased from 7.71% per annum to 8.71% per annum and the interest rate payable on Term Loan B will be increased from 7.93% per annum to 8.93% per annum.

               (b) The interest rate payable on the Term Loans (as increased hereby) shall be subject to not more than two (2) reductions (to a per annum rate of not less than the applicable Fixed Rate on each Term Loan) to the extent that as of any fiscal quarter end of Guarantor One and its consolidated Subsidiaries, they achieve a Fixed Charge Coverage Ratio corresponding to a reduced rate of interest as set forth in the table below. Any such reduction in the interest rate provided for herein shall be effective on the first day of the first calendar month after receipt by Lender of the applicable financial statements and corresponding compliance certificate setting forth, among other things, the calculations necessary to determine that Borrower is entitled to any such reduction in the interest rate.


        FIXED CHARGE                      INTEREST RATE                     INTEREST RATE
       COVERAGE RATIO                     ON TERM LOAN A                   ON TERM LOAN B
       --------------                     --------------                   --------------

If the Fixed Charge Coverage                  8.71%                             8.93%
Ratio is less than 1.00:1.00          (applicable Fixed Rate           (applicable Fixed Rate
                                        plus 1% per annum)               plus 1% per annum)

If the Fixed Charge Coverage                  8.21%                             8.43%
Ratio is greater than or              (applicable Fixed Rate           (applicable Fixed Rate
equal to 1.00:1.00 but less            plus .50% per annum)             plus .50% per annum)
than 1.25:1.00

If the Fixed Charge Coverage                  7.71%                             7.93%
Ratio is greater than or             (applicable Fixed Rate)           (applicable Fixed Rate)
equal to 1.25:1.00

               (c) For so long as the interest rate payable on the Term Loans exceeds the Fixed Rate, as provided herein, the combined monthly payments of principal and interest payable on each Term Loan in accordance with Section 2.2 of the Loan Agreement and the applicable Term Note shall be increased by the amount by which the accrued interest on each Term Loan at such increased rate exceeds the amount of interest accrued on such Term Loan at the Fixed Rate.

               (d) From and after the date hereof, interest on the Term Loans shall continue to be payable at the times and in the manner provided in Section
2.3 of the Loan Agreement and to be computed in the manner set forth in such
Section 2.3 of the Loan Agreement, i.e., on the basis of a year consisting of twelve thirty day months. Further, from and after the occurrence of an Event of Default and for so long as such Event of Default shall be continuing, Lender shall continue to have the right to impose interest at the Default Rate in the manner provided in such Section 2.3, provided that at any time that the Term Loans bear interest at an increased rate pursuant to the provisions hereof the Default Rate for each Term Loan shall be computed by

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adding a simple interest rate of four percent (4%) per annum to such increased rate, rather than to the Fixed Rate.

        3. AMENDMENTS TO SECTION 6.14 OF THE LOAN. Section 6.14 of the Loan Agreement (as previously amended) is hereby further amended by deleting clauses
(a) and (b) thereof in their entireties and substituting in lieu thereof the following revised clauses (a) and (b):

               (a) If Guarantor One's Net Worth (as defined below and measured quarterly) shall be less than (i) $127,500,000 at any time from May 1, 2000 through July 31, 2000, (ii) $125,500,000 at any time from August 1, 2000 through October 31, 2000, (iii) $128,000,000 at any time from November 1, 2000 through April 30, 2001, (iv) $129,000,000 at any time from May 1, 2001 through July 31, 2001, (v) $131,000,000 at any time from August 1, 2001 through October 31, 2001 or (vi) $135,000,000 at any time from and after November 1, 2001.

               (b) If Guarantor One's Fixed Charge Coverage Ratio (as defined below) shall be less than .40:1.00 for Guarantor's One's fiscal quarters ending on or about July 31, 2000 and October 31, 2000, (ii) .50:1.00 for Guarantor One's fiscal quarter ending on or about January 31, 2001, (iii) .65:1.00 for Guarantor One's fiscal quarter ending on or about April 30, 2001, (iv) .80:1.00 for Guarantor One's fiscal quarter ending on or about July 31, 2001, (v)
 .90:1.00 for Guarantor One's fiscal quarter ending on or about October 31, 2001 and (vi) 1.05:1.00 for Guarantor One's Fiscal quarter ending on or about January 31, 2002 and each fiscal quarter of Guarantor One thereafter.

        4. WAIVER OF EXISTING EVENTS OF DEFAULT. Lender hereby waives the Existing Events of Default; provided that such waiver is expressly limited to the Existing Events of Default and shall not be deemed to be a waiver of any other Default Condition or Event of Default presently or hereafter existing.

        5. AMENDMENT FEE. Borrower shall pay to Lender an amendment fee of $25,000 in connection with the execution of this Amendment.

        6. REAFFIRMATION OF GUARANTY. Each Guarantor hereby consents to the amendments and waivers set forth hereinabove and agrees that its guaranty of the Obligations, set forth in Section 2.10 of the Loan Agreement, shall continue in full force and effect from and after the date of execution of this Amendment, without modification, diminution or impairment.

        7. MISCELLANEOUS

               (a) Effect of Amendment. All terms of the Loan Agreement and the other Loan Documents, as amended hereby, shall continue and remain in full force and effect from and after the execution and delivery of this Amendment and shall constitute the legal, valid, binding and enforceable obligations of Guarantors and Borrower to Lender. To the extent any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Loan Agreement as modified and amended hereby.

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               (b) Reaffirmation of Representations and Warranties. Guarantors
and Borrower hereby ratify and reaffirm all of the representations and warranties set forth in the Loan Agreement and the other Loan Documents, including without limitation, in Sections 3 and 4 of the Loan Agreement, except to the extent that such representation and warranties relate to an earlier date or may be untrue or incorrect solely as a result of occurrences permitted under the Loan Agreement.

               (c) Ratification. Guarantors and Borrower hereby restate, ratify and reaffirm each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

               (d) Estoppel. To induce Lender to enter into this Amendment, Guarantors and Borrower hereby acknowledge and agree that, as of the date hereof, no Default Condition or Event of Default has occurred and is continuing and, in addition, there exists no right of offset, defense, counterclaim or objection in favor of either Guarantor or Borrower with respect to the Obligations.

               (e) Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws (and not the laws of conflicts) of the State of Illinois and all applicable federal laws of the United States of America.

               (f) Costs and Expenses. Guarantors and Borrower agree, jointly and severally, to pay on demand all costs and expenses of Lender actually incurred in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Loan Documents executed in connection herewith, the closing hereof, and any other transactions contemplated hereby, including the reasonable fees and out-of-pocket expenses of Lender's counsel.

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               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their respective officer or officers thereunto duly authorized, as of the date first above written.

                                     "GUARANTOR ONE"

         (SEAL)                      THE GYMBOREE CORPORATION


                                     By:
                                        -------------------------------------

                                        Name:
                                             --------------------------------

                                        Title:
                                              -------------------------------

                                     Attest:
                                            ---------------------------------

                                        Name:
                                             --------------------------------

                                        Title:
                                              -------------------------------






                                     "GUARANTOR TWO"

         (SEAL)                      GYMBOREE MANUFACTURING, INC.


                                     By:
                                        -------------------------------------

                                        Name:
                                             --------------------------------

                                        Title:
                                              -------------------------------

                                     Attest:
                                            ---------------------------------

                                        Name:
                                             --------------------------------

                                        Title:
                                              -------------------------------


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                                     "BORROWER"

                                     GYMBOREE LOGISTICS   (SEAL)
                                      PARTNERSHIP

                                     By:  Gymboree Retail Stores, Inc., Partner


                                     By:
                                        -------------------------------------

                                        Name:
                                             --------------------------------

                                        Title:
                                              -------------------------------



                                     By:  The Gymboree Stores, Inc., Partner


                                     By:
                                        -------------------------------------

                                        Name:
                                             --------------------------------

                                        Title:
                                              -------------------------------


                                    "LENDER"


                                    TRANSAMERICA BUSINESS CREDIT
                                    CORPORATION


                                     By:
                                        -------------------------------------

                                        Name:
                                             --------------------------------

                                        Title:
                                              -------------------------------


                                                       (SEAL)

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